UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2019

CENTENE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	NYSE

ITEM 8.01	OTHER EVENTS

At the Company’s Investor Day on December 13, 2019, the Company stated that upon completion of the WellCare acquisition, the Centene board expects to welcome current WellCare board members William Trubeck and James Dallas to Centene’s board of directors.

Mr. Trubeck has held the positions of Executive Vice President and Chief Financial Officer for Waste Management and H&R Block; and Chief Financial Officer, Executive Vice President and Director for YRC Worldwide. Mr. Trubeck brings strong financial, audit and compliance expertise. Mr. Dallas has held the position of Senior Vice President and Chief Information Officer of Medtronic. Prior to Medtronic, Mr. Dallas held executive positions with Georgia-Pacific Corporation. Through these roles, Mr. Dallas has more than 30 years’ experience with, among other things, information technology, business strategy and risk identification and mitigation.

Important Additional Information and Where to Find It

In connection with the WellCare Transaction, on May 23, 2019, Centene filed with the SEC the Registration Statement, which included a prospectus with respect to the shares of Centene’s common stock to be issued in the WellCare Transaction and a joint proxy statement for Centene’s and WellCare’s respective stockholders (the “Joint Proxy Statement”). The SEC declared the Registration Statement effective on May 23, 2019, and the Joint Proxy Statement was first mailed to stockholders of Centene and WellCare on or about May 24, 2019. Each of Centene and WellCare may file other documents regarding the WellCare Transaction with the SEC. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement or any other document that Centene or WellCare may send to their respective stockholders in connection with the WellCare Transaction. INVESTORS AND SECURITY HOLDERS OF CENTENE AND WELLCARE ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CENTENE, WELLCARE, THE WELLCARE TRANSACTION AND RELATED MATTERS. Investors and security holders of Centene and WellCare are able to obtain free copies of the Registration Statement, the Joint Proxy Statement and other documents (including any amendments or supplements thereto) containing important information about Centene and WellCare through the website maintained by the SEC at www.sec.gov. Centene and WellCare make available free of charge at www.centene.com and www.ir.wellcare.com, respectively, copies of materials they file with, or furnish to, the SEC.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date: December 13, 2019	By:	/s/ Jeffrey A. Schwaneke
Jeffrey A. Schwaneke Executive Vice President & Chief Financial Officer